UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

NGM Biopharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38853	26-1679911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Oyster Point Boulevard South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

(650) 243-5555

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NGM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, pursuant to the amended and restated research collaboration, product development and license agreement, dated June 30, 2021 (the “Amended Collaboration Agreement”), between NGM Biopharmaceuticals, Inc. (the “Company”) and Merck Sharp & Dohme LLC (“Merck”), Merck has a one-time option to license NGM621 and its related compounds (either alone or bundled with other preclinical ophthalmology compounds and their respective related compounds) on or prior to January 20, 2023 (the “NGM621 Option Expiration Date”). However, Merck has verbally notified the Company that it will not exercise its option to license NGM621 and its related compounds, nor will Merck exercise the related ophthalmology bundle option; accordingly, these options will expire unexercised on the NGM621 Option Expiration Date.

Forward-Looking Statements

Statements contained in this current report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “would,” “may,” “possible,” “expects” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These statements include those related to the expiration of the Merck license option with respect to NGM621 and the ophthalmology bundle option; and other statements that are not historical fact. Because such statements deal with future events and are based on the Company’s current expectations, they are subject to various risks and uncertainties, and actual results, performance or achievements of the Company could differ materially from those described in or implied by the statements in this current report on Form 8-K. These forward-looking statements are subject to risks and uncertainties, including, without limitation, those related to Merck’s discretion to exercise or not exercise the Merck license option with respect to NGM621 and the ophthalmology bundle option; the pharmaceutical product development process and the uncertainty of clinical success; the sufficiency of the Company’s cash resources and need for additional capital; and other risks and uncertainties affecting the Company, its development programs and its collaboration with Merck, including those discussed in the section titled “Risk Factors” in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2022 filed with the United States Securities and Exchange Commission (SEC) on November 3, 2022 and future filings and reports that the Company makes from time to time with the SEC. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGM Biopharmaceuticals, Inc.

Dated: December 20, 2022	By:	/s/ Siobhan Nolan Mangini
Siobhan Nolan Mangini
President and Chief Financial Officer